Exhibit 10.1

AMENDMENT NO. 3 TO CREDIT AGREEMENT

AMENDMENT NO. 3 TO CREDIT AGREEMENT (this “Amendment No. 3”), dated as of December 18, 2017, by and among PEABODY ENERGY CORPORATION, a Delaware corporation (the “Borrower”), the other Reaffirming Parties (as defined below) party hereto, the 2017 Incremental Revolving Lenders (as defined below) party hereto, the 2017 L/C Issuers (as defined below) party hereto and GOLDMAN SACHS BANK USA, as administrative agent (in such capacity, including any permitted successor thereto, the “Administrative Agent”).

PRELIMINARY STATEMENTS

WHEREAS, the Borrower has entered into that certain Credit Agreement, dated as of April 3, 2017, among the Borrower, the lenders party thereto from time to time (collectively, the “Lenders” and each individually, a “Lender”) and Goldman Sachs Bank USA, as Administrative Agent (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of September 18, 2017, and that certain Amendment No. 2 to Credit Agreement, dated as of November 17, 2017 (the “Second Amendment”) and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to, but not including, the date hereof, the “Credit Agreement”, and as amended by this Amendment No. 3, the “Amended Credit Agreement”);

WHEREAS, pursuant to the Second Amendment, the Borrower requested to add the 2017 Incremental Revolving Facility to the Credit Agreement, and the Incremental Revolving Lenders party to the Second Amendment agreed to provide the Incremental Revolving Commitments thereunder, subject to the terms and conditions set forth in the Second Amendment;

WHEREAS, pursuant to Section 2.15(a) of the Credit Agreement, the Borrower has requested to increase the principal amount of the 2017 Incremental Revolving Facility by an aggregate principal amount of $80,000,000 (the commitments provided hereunder, the “2017 Incremental Revolving Commitments” and the loans made pursuant thereto, the “2017 Incremental Revolving Loans”) pursuant to clause (b)(i) of the definition of Incremental Debt Cap, to be provided by the 2017 Incremental Revolving Lenders party hereto and effective on the Amendment No. 3 Effective Date (as defined below) pursuant to the terms hereof and in the Amended Credit Agreement;

WHEREAS, as contemplated by Section 2.15 of the Credit Agreement, (x) subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, each of the Administrative Agent, the 2017 Incremental Revolving Lenders party hereto and the Borrower have agreed to amend certain terms of the Credit Agreement as provided herein in order to give effect to the 2017 Incremental Revolving Commitments provided hereunder and (y) this Amendment No. 3 constitutes an “Incremental Amendment” under the Credit Agreement;

WHEREAS, each 2017 Incremental Revolving Lender party hereto is prepared to provide the 2017 Incremental Revolving Commitments in an amount equal to its 2017 Incremental Revolving Commitment set forth on Schedule 1 hereto, subject to the terms and conditions set forth herein and in the Amended Credit Agreement; and

WHEREAS, each Loan Party party hereto and Gibraltar Holdings (collectively, the “Reaffirming Parties”, and each, a “Reaffirming Party”) expects to realize substantial direct and indirect benefits as a result of this Amendment No. 3 becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations under the Credit Agreement, the Security Documents, and the other Loan Documents to which it is a party.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:

SECTION 1. CERTAIN DEFINITIONS. Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. As used in this Amendment No. 3:

“2017 Incremental Revolving Commitments” is defined in the third recital hereto.

“2017 Incremental Revolving Lenders” is defined in Section 2 hereof.

“2017 Incremental Revolving Loans” is defined in the third recital hereto.

“Administrative Agent” is defined in the preamble hereto.

“Amended Credit Agreement” is defined in the first recital hereto.

“Amendment No. 3” is defined in the preamble hereto.

“Amendment No. 3 Effective Date” means the date on which the conditions set forth in Section 6 of this Amendment No. 3 are satisfied or waived.

“Borrower” is defined in the preamble hereto.

“Borrower Notice” is defined in Section 6(k) hereof.

“Credit Agreement” is defined in the first recital hereto.

“Lenders” is defined in the first recital hereto.

“NFIP” is defined in Section 6(k) hereof.

“Reaffirming Parties” is defined in the sixth recital hereto.

“Second Amendment” is defined in the first recital hereto.

SECTION 2. 2017 INCREMENTAL REVOLVING COMMITMENTS. Pursuant to Section 2.15 of the Credit Agreement, and subject solely to the satisfaction of the conditions precedent set forth in Section 6 hereof, on and as of the Amendment No. 3 Effective Date:

(a)	Each lender set forth on Schedule 1 to this Amendment No. 3 (each, a “2017 Incremental Revolving Lender”) hereby (i) severally and not jointly agrees to commit to provide its respective 2017 Incremental Revolving Commitment set forth on Schedule 1 and (ii) agrees to become a Lender under the Amended Credit Agreement. The 2017 Incremental Revolving Commitments shall be an increase to the 2017 Incremental Revolving Facility.

(b)	Each 2017 Incremental Revolving Lender set forth on Schedule 2 to this Amendment No. 3 (each, a “2017 L/C Issuer”) hereby (i) agrees to act as an L/C Issuer under the Amended Credit Agreement and (ii) shall become vested with all of the rights, powers, privileges and duties of an L/C Issuer under the Credit Agreement. The L/C Issuance Limit of each 2017 L/C Issuer is set forth on Schedule 2 hereto. For the avoidance of doubt, the respective L/C Issuance Limits of the existing L/C Issuers as set forth in the Second Amendment remain in effect as of the Amendment No. 3 Effective Date.

(c)

Each 2017 Incremental Revolving Lender (including in its capacity as a 2017 L/C Issuer, if applicable) hereby (i) represents and warrants that (A) it has full power and authority, and has taken all action necessary, to execute and deliver this Amendment No. 3 and to consummate the transactions contemplated hereby and in the Amended Credit Agreement, and to become a Lender under the Amended Credit Agreement, (B) it is not a Disqualified Institution and it meets all the requirements of an Eligible Assignee under the Amended Credit Agreement (subject to such consents, if any, as may be required under the Amended Credit Agreement), (C) from and after the Amendment No. 3 Effective Date, it shall be bound by the provisions of the Amended Credit Agreement and, to the extent of its 2017 Incremental Revolving Commitment, shall have the obligations of a Lender thereunder, (D) it is sophisticated with respect to decisions to acquire assets of the type represented by the 2017 Incremental Revolving Commitments and the 2017 Incremental Revolving Loans and either it, or the Person exercising discretion in making its decision to commit to provide its 2017 Incremental Revolving Commitment, is experienced in committing to commitments and loans of such type, (E) it has received a copy of the Credit Agreement, this Amendment No. 3 and the other Loan Documents, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 6.01 of the Amended Credit Agreement, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment No. 3 and to commit to provide its respective 2017 Incremental Revolving Commitment, (F) it has, independently and without reliance upon Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment No. 3 and to commit to provide its respective 2017 Incremental Revolving Commitment, and (G) it has provided the Administrative Agent any documentation required to be delivered by it pursuant to the terms of the Amended Credit Agreement (including Section 3.01(e) of the Amended Credit Agreement), duly completed and executed by such 2017 Incremental Revolving Lender; (ii) agrees that (A) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (B) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (iii) appoints and authorizes the Administrative Agent and the Collateral Trustee to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to Administrative Agent and Collateral Trustee, as the case may be, by the terms thereof, together with such powers as are reasonably incidental thereto.

(d)	The terms and provisions of the 2017 Incremental Revolving Commitments and the 2017 Incremental Revolving Loans shall be identical to the terms and provisions of the Incremental Revolving Commitments and the Incremental Revolving Loans existing under the Credit Agreement.

(e)	On the Amendment No. 3 Effective Date, each of the existing Incremental Revolving Lenders under the Credit Agreement is hereby deemed to assign to each of the 2017 Incremental Revolving Lenders, and each of the 2017 Incremental Revolving Lenders is hereby deemed to purchase from each of the existing Incremental Revolving Lenders, at the principal amount thereof (together with accrued interest), such interests in the Incremental Revolving Loans and participations in Letters of Credit outstanding on the Amendment No. 3 Effective Date as shall be necessary in order that, after giving effect to all such assignments and purchases, the Incremental Revolving Loans and participations in Letters of Credit will be held by existing Incremental Revolving Lenders and 2017 Incremental Revolving Lenders ratably in accordance with their Incremental Revolving Commitments after giving effect to the addition of the 2017 Incremental Revolving Commitments to the existing Incremental Revolving Commitments.

(f)	Each 2017 Incremental Revolving Lender, the Administrative Agent and the Reaffirming Parties party hereto agree that this Amendment No. 3 shall constitute an “Incremental Facility Request” and an “Incremental Amendment” pursuant to and in accordance with Section 2.15 of the Credit Agreement and a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents. The Incremental Facility Effective Date shall be the Amendment No. 3 Effective Date.

SECTION 3. AMENDMENTS TO LOAN DOCUMENTS.

(a)	The fourth paragraph appearing under “Preliminary Statements” of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“The Borrower has requested that, on the Second Amendment Effective Date and the Third Amendment Effective Date, the Incremental Revolving Lenders party to the Second Amendment and the Third Amendment, as applicable, make Incremental Revolving Commitments to the Borrower for general working capital purposes (including the issuance of Letters of Credit and Bank Guarantees), and such Incremental Revolving Lenders have agreed to provide such Incremental Revolving Commitments on the terms and subject to the conditions set forth herein and in the Second Amendment or the Third Amendment, as applicable.”

(b)	Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following defined terms to read in their entirety as follows:

“2017 Incremental Revolving Facility” has the meaning specified in the Second Amendment, as increased pursuant to the Third Amendment.

“Applicable Percentage” means (a) in respect of the Term Loan Facility, with respect to any Term Lender at any time, the percentage (carried out to the tenth decimal place) of the Term Loan Facility represented by (i) until the Closing Date, such Term Lender’s respective Term Loan Commitments and (ii) thereafter, the aggregate principal amount of such Term Lender’s Term Loans then outstanding, and (b) in respect of the Incremental Revolving Facilities, with respect to any Incremental Revolving Lender at any time, the percentage (carried out to the ninth decimal place) of the then available Incremental Revolving Facilities represented by such Incremental Revolving Lender’s Incremental Revolving Commitment at such time. If the commitment of each Incremental Revolving Lender to make Incremental Revolving Loans and the obligation of the L/C Issuers to make L/C Credit Extensions have been terminated pursuant to Section 8.02, or if the Incremental Revolving Commitments have expired, then the Applicable Percentage of each Incremental Revolving Lender in respect of the Incremental Revolving Facilities shall be determined based on the Applicable Percentage of such Incremental Revolving Lender in respect of the Incremental Revolving Facilities most recently in effect, giving effect to any subsequent assignments. The initial Applicable Percentage of each Term Lender in respect of the Term Loan Facility as of the Closing Date is set forth opposite the name of such Term Lender on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Term Lender becomes a party hereto, as applicable. The Applicable Percentage of each Incremental Revolving Lender in respect of the Incremental Revolving Facility as of the Third Amendment Effective Date is set forth opposite the name of such Incremental Revolving Lender on Schedule 3 to the Third Amendment or in the Assignment and Assumption pursuant to which such Incremental Revolving Lender becomes a party hereto, as applicable.

“Incremental Revolving Commitment” means, as to each Incremental Revolving Lender, its obligation to (a) make Incremental Revolving Loans to the Borrower pursuant to Section 2.01(b) and (b) purchase participations in L/C Obligations, in an aggregate principal amount at any one time outstanding under such clauses (a) and (b) not to exceed the amount set forth (x) in the case of the 2017 Incremental Revolving Facility, opposite such Lender’s name on Schedule 1 to the Second Amendment under the caption “2017 Incremental Revolving Commitment” or on Schedule 1 to the Third Amendment under the caption “2017 Incremental Revolving Commitment”, as applicable, (y) in the case of any other Incremental Revolving Facility, in the applicable Incremental Amendment or (z) if applicable, in any case, in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The aggregate amount of the Incremental Revolving Commitments as of the Third Amendment Effective Date is $350,000,000.

“L/C Issuance Limit” means, at the time of the issuance of a Letter of Credit by the applicable L/C Issuer, with respect to (a) each 2017 L/C Issuer (as defined in the Second Amendment), in its capacity as an L/C Issuer, the amount set forth opposite its name on Schedule 2 to the Second Amendment (or such other amount as may be agreed to in writing by such 2017 L/C Issuer and the Borrower from time to time with prompt notice to the Administrative Agent), (b) each 2017 L/C Issuer (as defined in the Third Amendment), in its capacity as an L/C Issuer, the amount set forth opposite its name on Schedule 2 to the Third Amendment (or such other amount as may be agreed to in writing by such 2017 L/C Issuer and the Borrower from time to time with prompt notice to the Administrative Agent), or (c) any other L/C Issuer, such amount as may be agreed to by such L/C Issuer and the Borrower in writing from time to time with prompt notice to the Administrative Agent.

“L/C Issuer” means each 2017 L/C Issuer (as defined in the Second Amendment) and each 2017 L/C Issuer (as defined in the Third Amendment), each in its capacity as issuer of Letters of Credit hereunder, and such other Incremental Revolving Lender or Incremental Revolving Lenders that agree to act as L/C Issuer at the request of the Borrower, and any successor issuer of Letters of Credit hereunder or any of their respective Affiliates, in each case in its capacity as issuer of any Letter of Credit. Each L/C Issuer may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such L/C Issuer , in which case the term “L/C Issuer” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate (it being agreed that such L/C Issuer shall, or shall cause such Affiliate to, comply with the requirements of Section 2.03 with respect to such Letters of Credit).

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Collateral Trust Agreement, each Note, the Issuer Documents, the Fee Letters, the Guaranty, each Security Document and any ABL Intercreditor Agreement

(c)	Section 1.01 of the Credit Agreement is hereby amended by adding the following defined terms in appropriate alphabetical order:

“Third Amendment” means that certain Amendment No. 3 to Credit Agreement, dated as of December 18, 2017, by and among the Borrower, the other Reaffirming Parties (as defined therein), the Incremental Revolving Lenders party thereto and the Administrative Agent.

“Third Amendment Effective Date” means the Amendment No. 3 Effective Date (as defined in the Third Amendment).

(d)	Clause (iii) of Section 10.02(a) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(iii) if to any L/C Issuer, to the address, telecopier number, electronic mail address or telephone number specified on Schedule 1 to the Second Amendment or Schedule 1 to the Third Amendment, as applicable.”

SECTION 4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT. On and after the Amendment No. 3 Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Amended Credit Agreement, (ii) the 2017 Incremental Revolving Commitments shall constitute “Incremental Revolving Commitments” under the 2017 Incremental Revolving Facility and “Commitments”, in each case, under and as defined in the Amended Credit Agreement, (iii) the 2017 Incremental Revolving Loans shall constitute “Incremental Revolving Loans” under the 2017 Incremental Revolving Facility and “Loans”, in each case, under and as defined in the Amended Credit Agreement, (iv) the 2017 Incremental Revolving Lenders shall each constitute an “Incremental Revolving Lender” and a “Lender”, in each case, under and as defined in the Amended Credit Agreement, and (v) each 2017 L/C Issuer shall constitute an “L/C Issuer” under and as defined in the Amended Credit Agreement. This Amendment No. 3 shall for all purposes constitute a “Loan Document” under and as defined in the Amended Credit Agreement and the other Loan Documents.

SECTION 5. REPRESENTATIONS & WARRANTIES. In order to induce the 2017 Incremental Revolving Lenders and the Administrative Agent to enter into this Amendment No. 3 and to induce the 2017 Incremental Revolving Lenders to provide the 2017 Incremental Revolving Commitments hereunder, each Loan Party hereby represents and warrants to the 2017 Incremental Revolving Lenders and the Administrative Agent on and as of the Amendment No. 3 Effective Date that:

(a)	each of the representations and warranties made by the Borrower contained in Article V of the Credit Agreement and by each Loan Party contained in each other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 3 Effective Date with the same effect as though made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 5, the representations and warranties contained in subsection (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (b) of Section 6.01 of the Credit Agreement; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or by a reference to a Material Adverse Effect in the text thereof; provided further that all references in the representations set forth in Sections 5.01, 5.02, 5.03, 5.04, 5.06, 5.07 and 5.15 of the Credit Agreement to “Loan Documents” shall be deemed to be references to this Amendment No. 3 and the other Loan Documents (including the Credit Agreement) as amended by this Amendment No. 3; and

(b)	the schedule delivered to the Administrative Agent pursuant to Section 6(e) of this Amendment No. 3 is, to the Loan Parties’ knowledge, true and correct in all material respects on and as of the Amendment No. 3 Effective Date.

SECTION 6. CONDITIONS PRECEDENT. The effectiveness of this Amendment No. 3 and the obligation of the 2017 Incremental Revolving Lenders to provide the 2017 Incremental Revolving Commitments shall be subject to the satisfaction or waiver of the following conditions precedent (the date on which such conditions precedent are so satisfied or waived, the “Amendment No. 3 Effective Date”):

(a)	The Administrative Agent shall have received a duly authorized, executed and delivered counterpart of the signature page to this Amendment No. 3 from each Loan Party named on the signature pages hereto, the Administrative Agent and the 2017 Incremental Revolving Lenders.

(b)

Any fees required to be paid on or before the Amendment No. 3 Effective Date to the Administrative Agent or the 2017 Incremental Revolving Lenders under this Amendment No. 3 or otherwise in connection with the 2017 Incremental Revolving Commitments provided hereunder shall have been paid and, unless waived by the

Administrative Agent or the 2017 Incremental Revolving Lenders, as applicable, to the extent invoiced at least three Business Days prior to the Amendment No. 3 Effective Date, the Borrower shall have paid all expenses of the Agents to the extent required to be paid pursuant to Section 10.04 of the Credit Agreement or otherwise.

(c)	No Default or Event of Default shall exist, or would result immediately, from the incurrence of the 2017 Incremental Revolving Commitments or the making of any 2017 Incremental Revolving Loans on the Amendment No. 3 Effective Date.

(d)	The representations and warranties of (i) the Borrower contained in Article V of the Credit Agreement and (ii) each Loan Party contained in each other Loan Document shall be true and correct in all material respects on and as of the Amendment No. 3 Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsection (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clause (b) of Section 6.01 of the Credit Agreement; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality or by a reference to a Material Adverse Effect in the text thereof.

(e)	The Administrative Agent shall have received a schedule in form and substance reasonably acceptable to the Administrative Agent with respect to all real property that is fee owned or leased by the Loan Parties as of the Amendment No. 3 Effective Date, which schedule shall include such information necessary to identify any Building located on Material Real Property and constituting Collateral for the purpose of obtaining a corresponding completed “Life-of-Loan” Federal Emergency Management Agency Standard Flood Hazard Determination. Such schedule is attached hereto as Schedule 6(e).

(f)	The Administrative Agent shall have received a certificate signed by a Responsible Officer of the Borrower certifying that the conditions specified in clauses (c) and (d) of this Section 6 have been satisfied.

(g)	On the Amendment No. 3 Effective Date, the Administrative Agent shall have received a customary opinion of Jones Day, counsel to the Borrower and special New York counsel to the other Loan Parties addressed to the Administrative Agent, the Collateral Trustee and the Lenders and dated the Amendment No. 3 Effective Date.

(h)

The Administrative Agent shall have received (i) such certificates of resolutions or other action, incumbency certificates and/or other certificates of duly authorized officers of each Loan Party and Gibraltar Holdings, in each case, as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each officer of each Loan Party or Gibraltar Holdings and (ii) such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party and Gibraltar Holdings is duly organized or formed, and that each

Loan Party and Gibraltar Holdings is validly existing, in good standing and qualified to engage in business in each jurisdiction where its ownership, lease or operation of properties or the conduct of its business requires such qualification, except to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; provided that certified copies of the certificate or articles of incorporation and by-laws (or other equivalent organizational documents) or incumbency certificates shall not be required to be delivered with respect to Gibraltar Holdings or any Person that was a Loan Party immediately prior to the Amendment No. 3 Effective Date if such certificate includes a certification by such Responsible Officer that the applicable organizational documents delivered to the Administrative Agent in connection with the closing of the Second Amendment on the Second Amendment Effective Date remain in full force and effect and have not been amended, modified, revoked or rescinded and/or the signatories set forth on incumbency certificates delivered to the Administrative Agent in connection with the closing of the Second Amendment on the Second Amendment Effective Date have not changed, in each case, since the Second Amendment Effective Date.

(i)	The Administrative Agent shall have received a solvency certificate from the chief financial officer of the Borrower in the form of Exhibit K of the Credit Agreement, which demonstrates that the Borrower and its Restricted Subsidiaries, on a consolidated basis, are, and after giving effect to the transactions contemplated hereby, will be, Solvent.

(j)	The 2017 Incremental Revolving Lenders and the Administrative Agent shall have received at least three Business Days prior to the Amendment No. 3 Effective Date all documentation and other information required by regulatory authorities with respect to the Borrower and the other Loan Parties under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the PATRIOT Act, that has been requested by the 2017 Incremental Revolving Lenders and the Administrative Agent at least ten Business Days prior to the Amendment No. 3 Effective Date.

(k)	The Collateral Trustee shall have received a completed standard “life of loan” flood hazard determination form for each property that contains structures and is encumbered by a Mortgage, and if the property is located in an area designated by the U.S. Federal Emergency Management Agency (or any successor agency) as having special flood or mud slide hazards, (i) a notification from the Borrower to the Collateral Trustee (“Borrower Notice”) that flood insurance coverage under the National Flood Insurance Program (“NFIP”) created by the U.S. Congress pursuant to the National Flood Insurance Act of 1968, the Flood Disaster Protection Act of 1973, the National Flood Insurance Reform Act of 1994 and the Flood Insurance Reform Act of 2004 is not available because the applicable community does not participate in the NFIP, (ii) documentation evidencing the Collateral Trustee’s receipt of the Borrower Notice (e.g., countersigned Borrower Notice, return receipt of certified U.S. Mail, or overnight delivery), and (iii) if a Borrower Notice is required to be given and flood insurance is available in the community in which the property is located, a copy of one of the following: the flood insurance policy, the Borrower’s application for a flood insurance policy plus proof of premium payment, a declaration page confirming that flood insurance has been issued, or such other evidence of flood insurance reasonably satisfactory to the Controlling Representative (as defined in the Collateral Trust Agreement).

SECTION 7. REAFFIRMATION.

(a)	To induce the 2017 Incremental Revolving Lenders and the Administrative Agent to enter into this Amendment No. 3, each of the Loan Parties and Gibraltar Holdings hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to the First Amendment, the Second Amendment and this Amendment No. 3 and the incurrence of the 2017 Incremental Revolving Commitments hereunder) (collectively, the “Reaffirmed Documents”). The Borrower acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment No. 3.

(b)	In furtherance of the foregoing Section 7(a), each Loan Party, in its capacity as a Guarantor under the Guaranty to which it is a party (in such capacity, each a “Reaffirming Loan Guarantor”), reaffirms its guarantee of the Secured Obligations under the terms and conditions of such Guaranty and agrees that such Guaranty remains in full force and effect to the extent set forth in such Guaranty and after giving effect to this Amendment No. 3 and the incurrence of the 2017 Incremental Revolving Commitments hereunder, and is hereby ratified, reaffirmed and confirmed. Each Reaffirming Loan Guarantor hereby confirms that it consents to the terms of this Amendment No. 3 and the Amended Credit Agreement and that the principal of, the interest and premium (if any) on, and fees related to, the 2017 Incremental Revolving Commitments constitute “Secured Obligations” under the Loan Documents. Each Reaffirming Loan Guarantor hereby (i) acknowledges and agrees that the Guaranty and each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment No. 3, (ii) acknowledges and agrees that it will continue to guarantee to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Secured Obligations under each of the Loan Documents to which it is a party (including all such Secured Obligations as amended, reaffirmed and/or increased pursuant to this Amendment No. 3 and the incurrence of the 2017 Incremental Revolving Commitments hereunder) and (iii) acknowledges, agrees and warrants for the benefit of the Administrative Agent, the Collateral Trustee and each other Secured Party that there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Reaffirming Loan Guarantor to avoid or delay timely performance of its obligations under the Loan Documents.

(c)	In furtherance of the foregoing Section 7(a), Gibraltar Holdings and each of the Loan Parties that is party to any Security Document, in its capacity as a “grantor”, “pledgor” or other similar capacity under such Security Document (in such capacity, each a “Reaffirming Grantor”), hereby acknowledges that it has reviewed and consents to the terms and conditions of this Amendment No. 3 and the transactions contemplated hereby, including the extension of credit in the form of the 2017 Incremental Revolving Commitments hereunder. In addition, each Reaffirming Grantor reaffirms the security interests granted by such Reaffirming Grantor under the terms and conditions of the Security Documents (in each case, to the extent a party thereto) to secure the Secured Obligations (including all such Secured Obligations as amended, reaffirmed and/or increased pursuant to this Amendment No. 3 and the incurrence of the 2017 Incremental Revolving Commitments hereunder) and agrees that such security interests remain in full force and effect and are hereby ratified, reaffirmed and confirmed. Each Reaffirming Grantor hereby (i) confirms that each Security Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure, to the fullest extent possible in accordance with the Security Documents, the payment and performance of the Secured Obligations (including all such Secured Obligations as amended, reaffirmed and/or increased pursuant to this Amendment No. 3 and the incurrence of the 2017 Incremental Revolving Commitments hereunder), including without limitation the payment and performance of all such applicable Secured Obligations that are joint and several obligations of each Guarantor and each Reaffirming Grantor now or hereafter existing, in each case pursuant to the terms of the Security Documents such Reaffirming Grantor is a party to, (ii) confirms its respective grant to the Collateral Trustee for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Reaffirming Grantor’s right, title and interest in, to and under all Collateral to which such Reaffirming Grantor granted a security interest in and a continuing Lien on pursuant to the terms of the Security Documents to which such Reaffirming Grantor is party to, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Secured Obligations (including all such Secured Obligations as amended, reaffirmed and/or increased pursuant to this Amendment No. 3 and the incurrence of the 2017 Incremental Revolving Commitments hereunder), subject to the terms contained in the applicable Loan Documents and (iii) confirms its respective pledges, grants of security interests and other obligations, as applicable, under and subject to the terms of each of the Security Documents to which it is a party.

(d)	Gibraltar Holdings and each Guarantor (other than the Borrower) acknowledges and agrees that (i) it is not required by the terms of the Credit Agreement or any other Loan Document to consent to this Amendment No. 3 and (ii) nothing in the Credit Agreement, this Amendment No. 3 or any other Loan Document shall be deemed to require the consent of Gibraltar Holdings or such Guarantor to any future amendment, consent or waiver of the terms of the Credit Agreement.

(e)	As promptly as practical but in no event later than January 15, 2018, subject to extension by the Administrative Agent in its sole discretion, the Borrower and applicable Guarantors shall take the actions specified in Sections 3.8(d)(1)-(3) of the Collateral Trust Agreement.

(f)	As promptly as practical but in no event later than December 18, 2017, subject to extension by the Administrative Agent in its sole discretion, Gibraltar Holdings shall execute and deliver a deed of confirmation, in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 8. MISCELLANEOUS PROVISIONS.

(a)	Ratification. This Amendment No. 3 is limited to the matters specified herein and shall not constitute acceptance or waiver, or, to the extent not expressly set forth herein, an amendment or modification, of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith, and each of the parties hereto acknowledges and agrees that the terms of this Amendment No. 3 constitute an amendment of the terms of pre-existing Indebtedness and the related agreement, as evidenced by the Amended Credit Agreement.

(b)	Governing Law; Submission to Jurisdiction, Consent to Service of Process, Waiver of Jury Trial, Etc. Sections 10.14 and 10.15 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(c)	Severability. Section 10.12 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(d)	Counterparts; Headings. This Amendment No. 3 may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment No. 3 by telecopy or other electronic imaging means (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment No. 3. Article and Section headings used herein are included for convenience of reference only, shall not constitute a part hereof, shall not be given any substantive effect and shall not affect the interpretation of this Amendment No. 3.

(e)	Notice. For purposes of the Credit Agreement, the initial notice address of each 2017 Incremental Revolving Lender shall be as set forth on Schedule 1 hereto.

(f)	Recordation of 2017 Incremental Revolving Commitments. On the Amendment No. 3 Effective Date, the Administrative Agent will record in the Register the 2017 Incremental Revolving Commitments made hereunder by the 2017 Incremental Revolving Lenders as “Incremental Revolving Commitments” under the 2017 Incremental Revolving Facility.

(g)	Amendment, Modification and Waiver. This Amendment No. 3 may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

[Remainder of page intentionally blank; signatures begin next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed by their respective authorized officers as of the date first above written.

PEABODY ENERGY CORPORATION, as Borrower

By:	/s/ Walter L. Hawkins, Jr.
Name:	Walter L. Hawkins, Jr.
Title:	Senior Vice President, Finance

[Signature Page to Amendment No. 3 to Credit Agreement]

AMERICAN LAND DEVELOPMENT, LLC
AMERICAN LAND HOLDINGS OF COLORADO, LLC
AMERICAN LAND HOLDINGS OF ILLINOIS, LLC
AMERICAN LAND HOLDINGS OF INDIANA, LLC
AMERICAN LAND HOLDINGS OF KENTUCKY, LLC
BIG RIDGE, INC.
BTU WESTERN RESOURCES, INC.
COALSALES II, LLC
CONSERVANCY RESOURCES, LLC
EL SEGUNDO COAL COMPANY, LLC
HAYDEN GULCH TERMINAL, LLC
HILLSIDE RECREATIONAL LANDS, LLC
JAMES RIVER COAL TERMINAL, LLC
KAYENTA MOBILE HOME PARK, INC.
KENTUCKY UNITED COAL, LLC
MOFFAT COUNTY MINING, LLC
NEW MEXICO COAL RESOURCES, LLC
PEABODY AMERICA, LLC
PEABODY ARCLAR MINING, LLC
PEABODY ASSET HOLDINGS, LLC
PEABODY BEAR RUN MINING, LLC
PEABODY BEAR RUN SERVICES, LLC
PEABODY CABALLO MINING, LLC
PEABODY CARDINAL GASIFICATION, LLC
PEABODY CHINA, LLC
PEABODY COALSALES, LLC
PEABODY COALTRADE, LLC
PEABODY COLORADO OPERATIONS, LLC
PEABODY COLORADO SERVICES, LLC
PEABODY COULTERVILLE MINING, LLC
PEABODY DEVELOPMENT COMPANY, LLC
PEABODY ELECTRICITY, LLC
PEABODY EMPLOYMENT SERVICES, LLC
PEABODY GATEWAY NORTH MINING, LLC

By:	/s/ Walter L. Hawkins, Jr.
Name: Walter L. Hawkins, Jr.
Title: Senior Vice President, Finance

[Signature Page to Amendment No. 3 to Credit Agreement]

PEABODY GATEWAY SERVICES, LLC
PEABODY GLOBAL FUNDING, LLC
PEABODY HOLDING COMPANY, LLC
PEABODY ILLINOIS SERVICES, LLC
PEABODY INDIANA SERVICES, LLC
PEABODY INTERNATIONAL INVESTMENTS, INC.
PEABODY INTERNATIONAL SERVICES, INC.
PEABODY INVESTMENTS CORP.
PEABODY MIDWEST MANAGEMENT SERVICES, LLC
PEABODY MIDWEST MINING, LLC
PEABODY MIDWEST OPERATIONS, LLC
PEABODY MIDWEST SERVICES, LLC
PEABODY MONGOLIA, LLC
PEABODY NATURAL GAS, LLC
PEABODY NATURAL RESOURCES COMPANY
PEABODY NEW MEXICO SERVICES, LLC
PEABODY OPERATIONS HOLDING, LLC
PEABODY POWDER RIVER MINING, LLC
PEABODY POWDER RIVER OPERATIONS, LLC
PEABODY POWDER RIVER SERVICES, LLC
PEABODY ROCKY MOUNTAIN MANAGEMENT SERVICES, LLC
PEABODY ROCKY MOUNTAIN SERVICES, LLC
PEABODY SCHOOL CREEK MINING, LLC
PEABODY SERVICES HOLDINGS, LLC
PEABODY TERMINALS, LLC
PEABODY VENEZUELA COAL CORP.
PEABODY VENTURE FUND, LLC
PEABODY WILD BOAR MINING, LLC
PEABODY WILD BOAR SERVICES, LLC
PEABODY WILLIAMS FORK MINING, LLC
PEABODY WYOMING SERVICES, LLC
PEABODY-WATERSIDE DEVELOPMENT, L.L.C.
PEC EQUIPMENT COMPANY, LLC
SAGE CREEK LAND & RESERVES, LLC
SHOSHONE COAL CORPORATION
TWENTYMILE COAL, LLC

By:	/s/ Walter L. Hawkins, Jr.
Name: Walter L. Hawkins, Jr.
Title: Senior Vice President, Finance

[Signature Page to Amendment No. 3 to Credit Agreement]

PEABODY INTERNATIONAL HOLDINGS, LLC

By: Peabody Investments Corp., as its sole member

By:	/s/ Walter L. Hawkins, Jr.
Name: Walter L. Hawkins, Jr.
Title: Senior Vice President, Finance

PEABODY IC FUNDING CORP.

By:	/s/ Walter L. Hawkins, Jr.
Name: Walter L. Hawkins, Jr.
Title: President

BIG SKY COAL COMPANY

By:	/s/ Bryce G. West
Name: Bryce G. West
Title: President

PEABODY SAGE CREEK MINING, LLC
SAGE CREEK HOLDINGS, LLC

By:	/s/ Mark A. Scimio
Name: Mark A. Scimio
Title: President

PEABODY TWENTYMILE MINING, LLC

By:	/s/ Patrick K. Sollars
Name: Patrick K. Sollars
Title: President

[Signature Page to Amendment No. 3 to Credit Agreement]

PEABODY WESTERN COAL COMPANY SENECA PROPERTY, LLC UNITED MINERALS COMPANY, LLC

By:	/s/ Robert F. Bruer
Name: Robert F. Bruer
Title: Vice President

SENECA COAL COMPANY, LLC

By:	/s/ Charles R. Otec
Name: Charles R. Otec
Title: President

[Signature Page to Amendment No. 3 to Credit Agreement]

Executed as a Deed by
Peabody Holdings (Gibraltar) Limited acting by:

/s/ Adrian T. Mansfield
Director
For and on behalf of Abacus (Gibraltar) Limited

/s/ Kevin Bastone
Director/Secretary
For and on behalf of Abacus Secretaries (Gibraltar) Limited

[Signature Page to Amendment No. 3 to Credit Agreement]

DEUTSCHE BANK AG NEW YORK BRANCH, as a 2017 Incremental Revolving Lender

By	/s/ Marcus Tarkington
Name: Marcus Tarkington
Title: Director

By	/s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

[Signature Page to Amendment No. 3 to Credit Agreement]

BANK OF AMERICA, N.A., as a 2017 Incremental Revolving Lender

By	/s/ Christopher DiBiase
Name: Christopher DiBiase
Title: Director

[Signature Page to Amendment No. 3 to Credit Agreement]

BANK OF AMERICA, N.A., as a 2017 L/C Issuer

By	/s/ Christopher DiBiase
Name: Christopher DiBiase
Title: Director

[Signature Page to Amendment No. 3 to Credit Agreement]

GOLDMAN SACHS BANK USA, as Administrative Agent

By	/s/ Douglas Tansey
Name: Douglas Tansey
Title: Authorized Signatory

[Signature Page to Amendment No. 3 to Credit Agreement]

SCHEDULE 1

2017 Incremental Revolving Lenders	2017 Incremental Revolving Commitments	Notice address
Deutsche Bank AG New York Branch	$50,000,000	5022 Gate Parkway Jacksonville, FL 32256 Attention: Hareesha D Kuberappa Email: hareesha-doddagowda.kuberappa@db.com; Loan.admin-Ny@db.com Ph: +44 207 7794769 Fax: (866) 240 3622
Bank of America, N.A.	$30,000,000	One Bryant Park, 18th Floor New York, NY 10036 Attention: Chris DiBiase Email: christopher.dibiase@bankofamerica.com Ph: 646-556-0679 Fax: 646-822-5669

TOTAL	$80,000,000

SCHEDULE 2

2017 L/C Issuers	L/C Issuance Limit
Bank of America, N.A.	$30,000,000

TOTAL	$30,000,000

SCHEDULE 3

Incremental Revolving Lenders	Incremental Revolving Commitments	Applicable Percentage
Goldman Sachs Bank USA	$55,000,000	15.714285714%
JPMorgan Chase Bank, N.A.	$50,000,000	14.285714286%
Credit Suisse AG, Cayman Islands Branch	$50,000,000	14.285714286%
Bank of Montreal, Chicago Branch	$50,000,000	14.285714286%
Deutsche Bank AG New York Branch	$50,000,000	14.285714286%
Bank of America, N.A.	$30,000,000	8.571428571%
Macquarie Bank Limited	$25,000,000	7.142857143%
Regions Bank	$25,000,000	7.142857143%
Commerce Bank	$15,000,000	4.285714286%

TOTAL	$350,000,000	100%

SCHEDULE 6(e)

NO.	OWNER NAME	STREET ADDRESS	CITY	COUNTY	STATE	ZIP CODE	COMMENTS
1	AMERICAN LAND HLDGS OF INDIANA, LLC	7633 S COUNTY ROAD 400 E	CARLISLE	SULLIVAN	IN	47838-8057	CERTIFIED BY LEGALS CEN PT NW SW 8-6-8 20.25 ACRES

2	AMERICAN LAND HLDGS OF INDIANA, LLC	5280 S COUNTY ROAD 400 E	CARLISLE	SULLIVAN	IN	47838-8049	CERTIFIED BY LEGALS PT W1/2 NW .81AC 32-7-8

3	AMERICAN LAND HLDGS OF INDIANA, LLC	9445 S COUNTY ROAD 350 E	CARLISLE	SULLIVAN	IN	47838-8078	CERTIFIED BY LEGALS SW NE 19-6-8 48.88AC

4	AMERICAN LAND HLDGS OF INDIANA, LLC	5401 E COUNTY ROAD 650 S	CARLISLE	SULLIVAN	IN	47838-8061	CERTIFIED BY LEGALS PT SW COR SE NW 1.38 ac, CEN PT SE NW .62 ac

5	AMERICAN LAND HLDGS OF INDIANA, LLC	3206 E COUNTY ROAD 975 E	CARLISLE	SULLIVAN	IN	47838	CERTIFIED BY LEGALS PT N1/2 SW FRL 7.8AC, N SIDE W END S1/2 S1/2 54AC, FRL N1/2

6	AMERICAN LAND HLDGS OF INDIANA, LLC	3033 E COUNTY ROAD 225 S	SULLIVAN	SULLIVAN	IN	47882-7741	CERTIFIED BY LEGALS 18-7-8 21.72 ACRES PT NW NW

7	AMERICAN LAND HLDGS OF INDIANA, LLC	3194 E COUNTY ROAD 225 S	SULLIVAN	SULLIVAN	IN	47882-7741	CERTIFIED BY LEGALS 18-7-8 1AC NE COR SW NW

8	AMERICAN LAND HLDGS OF INDIANA, LLC	4248 E COUNTY ROAD 500 S	CARLISLE	SULLIVAN	IN	47838-8047	CERTIFIED BY LEGALS IN N PT E 1/2 NW 8.25 ACRES, N CEN PT E 1/2 NW 6.00 ACRES,

9	AMERICAN LAND HLDGS OF INDIANA, LLC	4491 E COUNTY ROAD 500 S	CARLISLE	SULLIVAN	IN	47838-8046	CERTIFIED BY LEGALS, PT SE SW 29-7-8 5.01 ACRES

10	AMERICAN LAND HLDGS OF INDIANA, LLC	4548 E COUNTY ROAD 500 S	CARLISLE	SULLIVAN	IN	47838-8046	CERTIFIED BY LEGALS PT E 1/2 NW 61.00 ACRES, N CEN PT E 1/2 NW 2.25 ACRES, PT SW

11	AMERICAN LAND HLDGS OF INDIANA, LLC	3762 E COUNTY ROAD 350 S	SULLIVAN	SULLIVAN	IN	47882-7732	CERTIFIED BY LEGALS PT N END W1/2 SE 1.26AC 19-7-8

12	AMERICAN LAND HLDGS OF INDIANA, LLC	2087 S COUNTY ROAD 275 E	SULLIVAN	SULLIVAN	IN	47882-7743	CERTIFIED BY LEGALS 13-7-9 1AC PT NE NE

13	AMERICAN LAND HLDGS OF INDIANA, LLC	6166 E COUNTY ROAD 200 S	SULLIVAN	SULLIVAN	IN	47882-7722	CERTIFIED BY LEGALS 15-7-8 1.75AC PT NW NW

14	AMERICAN LAND HLDGS OF INDIANA, LLC	6132 E COUNTY ROAD 200 S	SULLIVAN	SULLIVAN	IN	47882-7722	CERTIFIED BY PARCEL 15-7-8 2AC IN NW NW

15	AMERICAN LAND HLDGS OF INDIANA, LLC	2272 S STATE ROAD 159	DUGGER	SULLIVAN	IN	47848-8086	CERTIFIED BY LAT & LONG PROVIDED BY THE CUSTOMER ( N39°02’56” W87°15’39” )

16	AMERICAN LAND HLDGS OF INDIANA, LLC	2188 S STATE ROAD 159	DUGGER	SULLIVAN	IN	47848-8149	CERTIFIED BY LEGAL 14-7-8 PT NE NE 3.25 ACRES

17	AMERICAN LAND HLDGS OF INDIANA, LLC	5521 E COUNTY ROAD 650 S	CARLISLE	SULLIVAN	IN	47838-8061	CERTIFIED BY LEGAL CEN PT S PT NE 24ac 04-06-08 24.000

18	AMERICAN LAND HLDGS OF INDIANA, LLC	2453 S COUNTY ROAD 350 E	SULLIVAN	SULLIVAN	IN	47882-7740	CERTIFIED BY LAT & LONG PROVIDED BY THE CUSTOMER ( N39°02’49” W87°20’38” )

19	AMERICAN LAND HLDGS OF INDIANA, LLC	3565 E COUNTY ROAD 350 S	SULLIVAN	SULLIVAN	IN	47882-7860	CERTIFIED BY LEGALS

20	AMERICAN LAND HLDGS OF INDIANA, LLC	4399 E COUNTY ROAD 650 S	CARLISLE	SULLIVAN	IN	47838-8053	CERTIFIED BY LEGALS

21	AMERICAN LAND HLDGS OF INDIANA, LLC	3481 E COUNTY ROAD 225 S	SULLIVAN	SULLIVAN	IN	47882-7814	CERTIFIED BY LEGALS

22	AMERICAN LAND HLDGS OF INDIANA, LLC	3406 E COUNTY ROAD 350 S	SULLIVAN	SULLIVAN	IN	47882-7838	CERTIFIED BY LEGALS

2

23	AMERICAN LAND HLDGS OF INDIANA, LLC	2988 E COUNTY ROAD 225 S	SULLIVAN	SULLIVAN	IN	47882-7742	CERTIFIED BY LEGALS 13-7-9 .78AC PT N SIDE SE N

24	AMERICAN LAND HLDGS OF INDIANA, LLC	2329 S COUNTY ROAD 275 E	SULLIVAN	SULLIVAN	IN	47882-7744	CERTIFIED BY LEGALS 13-7-9 6.198AC PT N SIDE SE NE

25	AMERICAN LAND HLDGS OF INDIANA, LLC	2346 S COUNTY ROAD 275 E	SULLIVAN	SULLIVAN	IN	47882-7744	CERTIFIED BY LEGAL 13-7-9 30AC PT SW NE

26	AMERICAN LAND HLDGS OF INDIANA, LLC	2506 E COUNTY ROAD 250 S	SULLIVAN	SULLIVAN	IN	47882-7745	CERTIFIED BY LEAGLS PT NW SE 13-7-9 2.15AC

27	AMERICAN LAND HLDGS OF INDIANA, LLC	2696 E COUNTY ROAD 250 S	SULLIVAN	SULLIVAN	IN	47882-7745	CERTIFIED BY LEGAL 13-7-9 37.85AC NW SE

28	AMERICAN LAND HLDGS OF INDIANA, LLC	3017 E COUNTY ROAD 425 S	SULLIVAN	SULLIVAN	IN	47882-7734	CERTIFIED BY LEGALS PT N1/2 NW 1.75AC 30-7-8

29	AMERICAN LAND HLDGS OF INDIANA, LLC	2279 S COUNTY ROAD 275 S	SULLIVAN	SULLIVAN	IN	47882	CERTIFIED BY LEGALS, 13-7-9 5.256AC N SIDE SE NE

30	AMERICAN LAND HLDGS OF INDIANA, LLC	2905 S COUNTY ROAD 350 E	SULLIVAN	SULLIVAN	IN	47882-7859	CERTIFIED BY LEGAL 18-7-8 SW SE 40 ACRES

31	AMERICAN LAND HLDGS OF INDIANA, LLC	2486 S COUNTY ROAD 350 E	SULLIVAN	SULLIVAN	IN	47882-7740	CERTIFIED BY LEGALS , 18-7-8 2.00 ACRES SE COR SE NW

32	AMERICAN LAND HLDGS OF INDIANA, LLC	2595 E COUNTY ROAD 250 S	SULLIVAN	SULLIVAN	IN	47882-7745	CERTIFIED BY LEGALS , 13-7-9 5AC PT SW NE

33	AMERICAN LAND HLDGS OF INDIANA, LLC	2340 S COUNTY ROAD 350 E	SULLIVAN	SULLIVAN	IN	47882-7740	CETIFIED BY LEGALS, 18-7-8 PT N1/2 SE NW 2AC

34	AMERICAN LAND HLDGS OF INDIANA, LLC	3394 E COUNTY ROAD 225 S	SULLIVAN	SULLIVAN	IN	47882-7814	CERTIFIED BY LEGALS, 18-7-8 10.70AC PT N1/2 SE NW

3

35	AMERICAN LAND HLDGS OF INDIANA, LLC	4799 E COUNTY ROAD 800 S	CARLISLE	SULLIVAN	IN	47838-8012	CERTIFIED BY LEGALS, SE SE 8-6-8 35.00 ACRES

36	AMERICAN LAND HLDGS OF INDIANA, LLC	3568 E COUNTY ROAD 900 S	CARLISLE	SULLIVAN	IN	47838-8075	CERTIFIED BY LEGALS PT NW NE 3.284AC 19-6-8

37	AMERICAN LAND HLDGS OF INDIANA, LLC	3244 E COUNTY ROAD 225 S	SULLIVAN	SULLIVAN	IN	47882-7741	CERTIFIED BY LEGAL 18-7-8 5.00 ACRES PT SW NW

38	AMERICAN LAND HLDGS OF INDIANA, LLC	6031 E COUNTY ROAD 400 E	CARLISLE	SULLIVAN	IN	47838	CERTIFIED BY LEGAL NW NW + 5-6-8 40.00 ACRES

39	AMERICAN LAND HLDGS OF INDIANA, LLC	3966 S COUNTY ROAD 350 E	SULLIVAN	SULLIVAN	IN	47882-7733	CERTIFIED BY LEGAL PT S END E1/2 SW 19-7-8 1AC

40	AMERICAN LAND HLDGS OF INDIANA, LLC	4037 E COUNTY ROAD 350 S	SULLIVAN	SULLIVAN	IN	47882-7732	CERTIFIED BY LEGALS W1/2 SW NW

41	AMERICAN LAND HLDGS OF INDIANA, LLC	6416 E COUNTY ROAD 750 S	CARLISLE	SULLIVAN	IN	47838-8015	CERTIFIED BY LEGALS 10-6-8 15AC IN NE COR SW

42	AMERICAN LAND HLDGS OF INDIANA, LLC	4448 E COUNTY ROAD 800 S	CARLISLE	SULLIVAN	IN	47838-8012	CERTIFIED BY LEGALS PT E 1/2 NE NW 17-6-8 1.50 ACRES

43	AMERICAN LAND HLDGS OF INDIANA, LLC	4501 S COUNTY ROAD 425 E	SULLIVAN	SULLIVAN	IN	47882-7731	CERTIFIED BY LEGALS W 1/2 NE SW 29-7-8 20.00 ACRES

44	AMERICAN LAND HLDGS OF INDIANA, LLC	3995 S COUNTY ROAD 425 E	SULLIVAN	SULLIVAN	IN	47882-7731	CERTIFIED BY LEGALS PT NE NE 35.00 ACRES, PT NW NE NW 2.00ACNE NW 38.00 ACRES, W

45	AMERICAN LAND HLDGS OF INDIANA, LLC	3691 E COUNTY ROAD 350 S	SULLIVAN	SULLIVAN	IN	47882-7732	CERTIFIED BY LEGALS 19-7-8 4.23 ACRES PT SW NE

4

46	AMERICAN LAND HLDGS OF INDIANA, LLC	5224 E 50 S	FRANCISCO	GIBSON	IN	47649-8919	CERTIFIED BY LEGALS PT SW SE 12-2-10 2 AC C-1

47	AMERICAN LAND HLDGS OF INDIANA, LLC	1221 S 550 E	FRANCISCO	GIBSON	IN	47649-9075	CERTIFIED BY LEGALS PT NE SE 13-2-10 3.34 AC C-1 D-7

48	AMERICAN LAND HLDGS OF INDIANA, LLC	495 S 550 E	FRANCISCO	GIBSON	IN	47649-8920	CERTIFIED BY LEGAL PT SE SE 12-2-10 2 AC C-1 D-7

49	AMERICAN LAND HLDGS OF INDIANA, LLC	13041 E 950 S	OAKLAND CITY	GIBSON	IN	47660-7771	CERTIFIED BY LEGAL PT N 32-3-8 1.25 AC D-19

50	AMERICAN LAND HLDGS OF INDIANA, LLC	11915 E 1000 S	OAKLAND CITY	GIBSON	IN	47660-7810	CERTIFIED BY PARCEL PT E SW 31 3 8 5.00 AC D-19

51	AMERICAN LAND HLDGS OF INDIANA, LLC	12047 E 1000 S	OAKLAND CITY	GIBSON	IN	47660-7809	CERTIFIED BY PARCEL PT E SW 31 3 8 6.5083 AC D-19

52	AMERICAN LAND HLDGS OF INDIANA, LLC	9998 S COUNTY ROAD 1225E	OAKLAND CITY	GIBSON	IN	47660	CERTIFIED BY LEGAL PT E 31-3-8 1.45 AC D-19

53	AMERICAN LAND HLDGS OF INDIANA, LLC	1481 S 725 E	FRANCISCO	GIBSON	IN	47649-9038	CERTIFIED BY LEGAL PT W SE 17-2-9 .60 AC D-7 C-1

54	PEABODY WESTERN COAL COMPANY	OFF HIGHWAY 160 NAVAJO ROUTE 41	KAYENTA	NAVAJO	AZ	86033	CERTIFIED BY COORDINATES 36.5155555, -110.409027777

55	PEABODY WESTERN COAL COMPANY	871 LIBERATOR DR	GRAND CANYON	COCONINO	AZ	86023	CERTIFIED BY COORDINATES 35.9523333, -112.147

56	TWENTYMILE COAL, LLC	29515 ROUTE COUNTY RD #27	OAK CREEK	ROUTT	CO	80467	CERTIFIED BY COORDINATES 40.351666, -107.055833

57	SAGE CREEK HOLDINGS, LLC	29515 RCR 33	OAK CREEK	ROUTT	CO	80467	CERTIFIED BY STR AND COORDINATES 40.426, -107.126 NE/4 NE/4 SECTION 3, T5N, R87W ROUTT COUNTY, CO

5

58	PEABODY ARCLAR MINING, LLC	420 LONG LANE RD	EQUALITY	SALINE	IL	62934-2047	CERTIFIED BY COORDINATES 37.763611, -88.3888

59	PEABODY ARCLAR MINING, LLC	420 LONG LANE RD	EQUALITY	SALINE	IL	62934-2047	COORDINATES 37.762729, -88.389245

60	PEABODY ARCLAR MINING, LLC	115 GRAYSON LN	ELDORADO	SALINE	IL	62930-3947	CERTIFIED BY COORDINATES 37.775, -88.391944

61	AMERICAN LAND HOLDINGS OF ILLINOIS, LLC	12626 SARAH RD	COULTERVILLE	RANDOLPH	IL	62237-1916	CERTIFIED BY CORDINATES - 38.165985, -89.639818,

62	AMERICAN LAND HOLDINGS OF ILLINOIS, LLC	12968 STATE ROUTE 13	COULTERVILLE	RANDOLPH	IL	62237-1112	CERTIFIED BY COORDINATES 38.18805555, -89.62055555

63	AMERICAN LAND HOLDINGS OF INDIANA, LLC	7255 E COUNTY ROAD 600 S	CARLISLE	SULLIVAN	IN	47838-8042	CERTIFIED BY COORDINATES 38.995, -87.27777

64	AMERICAN LAND HOLDINGS OF INDIANA, LLC	1225 N 725 E	FRANCISCO	GIBSON	IN	47649	38.339166, -87.416388

65	AMERICAN LAND HOLDINGS OF INDIANA, LLC	COUNTY ROAD 600 S 1100 E	OAKLAND CITY	GIBSON	IN	47660	CERTIFIED BY COORDINATES 38.26416666, -87.36361111

66	AMERICAN LAND HOLDINGS OF INDIANA, LLC	566 DICKEYVILLE RD	LYNNVILLE	WARRICK	IN	47619-8257	CERTIFIED BY COORDINATES 38.158, -87.254

67	AMERICAN LAND HOLDINGS OF INDIANA, LLC	2999 LYNNVILLE RD	LYNNVILLE	WARRICK	IN	47619-8204	38.184, -87.327

68	PEABODY NATURAL RESOURCES COMPANY	35 MILES NORTH HIGHWAY 509	GRANTS	MCKINLEY	NM	87020	CERTIFIED BY CO ORDINATES 35.48416666, -107.665 NW/4 SE/4 SECTION 34, T15N, R8W MICKINLEY COUNTY, NM

6

69	PEABODY NATURAL RESOURCES COMPANY	22 MILES NORTH HIGHWAY 509	GRANTS	MCKINLEY	NM	87020	CERTIFY BY LEGALS 35.6469444, -107.8591666 SE/4 NE/4 SECTION 2, T16N, R10W MICKINLEY COUNTY, NM

70	PEABODY POWDER RIVER MINING, LLC	339A ANTELOPE RD	WRIGHT	CAMPBELL	WY	82732	43.5219444, -105.273888

71	BTU WESTERN RESOURCES, INC.	466 RENO RD	GILLETTE	CAMPBELL	WY	82718-7080	CERTIFIED BY LEGAL 43.631666, -105.268888 SE/4 NE/4 SECTION 9, T42N, R70W CAMPBELL COUNTY, WY

72	PEABODY CABALLO MINING, LLC	2298 BISHOP RD	GILLETTE	CAMPBELL	WY	82718-9356	CERTIFIED BY COORDINATES PROVIDED BY CUSTOMER: 44.120833, -105.345

73	PEABODY CABALLO MINING, LLC	12433 STATE HIGHWAY 59 N	GILLETTE	CAMPBELL	WY	82716-1151	CERTIFIED BY LEGAL 44.40555, -105.458333

74	AMERICAN LAND HOLDINGS OF ILLINOIS, LLC	12722 SARAH RD	COULTERVILLE	RANDOLPH	IL	62237-1918	CERTIFIED BY LEGAL

75	AMERICAN LAND HOLDINGS OF ILLINOIS, LLC	12273 ZIEGLER MINE RD	SPARTA	RANDOLPH	IL	62286	CERTIFY BY LEGAL

76	AMERICAN LAND HOLDINGS OF ILLINOIS, LLC	1165 OLD HIGHWAY 13	HARRISBURG	SALINE	IL	62946-5106	CERTIFIED BY LEGALS HB,S15,T09,R07 ,QNE,L ,B SW1/4 NE1/4 2008/300 8/11 W/D 09-15-200-002-0011

77	AMERICAN LAND HOLDINGS OF ILLINOIS, LLC	725 OLD HIGHWAY 13	HARRISBURG	SALINE	IL	62946-5105	CERTIFIED BY LEGALS N37D44’24.0” W88D25’33.6”, HB,S15,T09,R07 ,QNW,L ,B PT SW1/4 NW1/4 2018/839 1/12 W/D

7

78	AMERICAN LAND HOLDINGS OF ILLINOIS, LLC	1720 OLD HIGHWAY 13	EQUALITY	SALINE	IL	62934-2019	CERTIFIED BY LEGALS EQ,S14,T09,R07 ,QSW,L ,B PT W1/2 SW1/4 1A 2021/1000 3/12 W/D 09-14-300-003-0040

79	AMERICAN LAND HOLDINGS OF ILLINOIS, LLC	150 CARNAHAN RD	EQUALITY	SALINE	IL	62934-2027	CERTIFIED BY LEGALS EQ,S14,T09,R07 ,QSW,L ,B N1/2 SW1/4 SW1/4 2021/993 3/12 W/D 09-14-300-011-0011

80	AMERICAN LAND HLDGS OF INDIANA, LLC	5120 E COUNTY ROAD 425 S	CARLISLE	SULLIVAN	IN	47838-8067	CERTIFIED BY LEGALS

81	AMERICAN LAND HLDGS OF INDIANA, LLC	348 S COUNTY ROAD 900 E	DUGGER	SULLIVAN	IN	47848	CERTIFIED BY LAT & LONG PROVIDED BY THE CUSTOMER - ( N39°00’36” W87°15’43” )

82	AMERICAN LAND HLDGS OF INDIANA, LLC	7849 E COUNTY ROAD 500 S	DUGGER	SULLIVAN	IN	47848-8123	CERTIFY BY LEGALS.

83	AMERICAN LAND HLDGS OF INDIANA, LLC	5010 S STATE ROAD 159	DUGGER	SULLIVAN	IN	47848-8125	CERTIFIED BY LAT & LONG PROVIDED BY THE CUSTOMER - (N39°00’32” W87°15’36” )

84	AMERICAN LAND HLDGS OF INDIANA, LLC	4274 S COUNTY ROAD 600 E	CARLISLE	SULLIVAN	IN	47838-8068	CERTIFIED BY LEGALS

85	AMERICAN LAND HLDGS OF INDIANA, LLC	7806 E COUNTY ROAD 500 S	DUGGER	SULLIVAN	IN	47848-8123	CERTIFIED BY LAT & LONG PROVIDED BY THE CUSTOMER - ( N39°00’32” W87°15’46” )

86	AMERICAN LAND HLDGS OF INDIANA, LLC	5336 E COUNTY ROAD 900 S	CARLISLE	SULLIVAN	IN	47838-8073	CERTIFED BY LEGALS

87	AMERICAN LAND HLDGS OF INDIANA, LLC	5297 E COUNTY ROAD 900 S	CARLISLE	SULLIVAN	IN	47838-8073	CERTIFIED BY LEGALS

88	AMERICAN LAND HLDGS OF INDIANA, LLC	7744 N HIGHWAY 61	LYNNVILLE	WARRICK	IN	47619	CERTIFIED BY LEGALS , PT E 1/2 NW S27 T4 R8 10 AC

8

89	AMERICAN LAND HLDGS OF INDIANA, LLC	7644 N STATE ROUTE 61	BOONVILLE	WARRICK	IN	47601-9431	CERTIFIED BY PARCEL#- (N38°08’42” W87°17’24”)

90	AMERICAN LAND HLDGS OF INDIANA, LLC	8444 N HIGHWAY 61	LYNNVILLE	WARRICK	IN	47619	CERTIFIED BY LEGALS .....PT N SIDE NE SW S22 T4 R8 2.50 A LIFE ESTATE MADDEN ERMIL & RUTH

91	AMERICAN LAND HLDGS OF INDIANA, LLC	8022 HWY 61 N BOONVILLE	BOONVILLE	WARRICK	IN	47601	CERTIFIED BY LEGALS ......PT SE SW. S22 T4 R8. 1.4 A.

92	AMERICAN LAND HLDGS OF INDIANA, LLC	7622 N HWY 61 BOONVILLE	BOONVILLE	WARRICK	IN	47601	CERTIFIED BY LEGALS....PT E 1/2 NW S27 T4 R8 2. A

93	AMERICAN LAND HLDGS OF INDIANA, LLC	1411 TECUMSEH RD	LYNNVILLE	WARRICK	IN	47619-8242	CERTIFIED BY LEGALS, W 1/2 W 1/2 NE. S14 T4 R8. 40 A.

94	AMERICAN LAND HLDGS OF INDIANA, LLC	8144 N STATE ROUTE 61	BOONVILLE	WARRICK	IN	47601-8336	CERTIFIED BY LEGALS ......PT SE SW. S22 T4 R8. 11.28 A.

95	AMERICAN LAND HLDGS OF INDIANA, LLC	2075 S COUNTY ROAD 200 E	SULLIVAN	SULLIVAN	IN	47882-7746	CERTIFIED BY LAT & LONG PROVIDED BY THE CUSTOMER ( N39°03’08.8” W87°22’20.2” )

96	PEABODY ARCLAR MINING, LLC	580 LONG LANE RD	EQUALITY	SALINE	IL	62934-2043	CERTIFIED BY LEGAL EQ,S01,T09,R07 ,QSW,L ,B PT S1/2 SW1/4 EZ 1729/287 8/04 W/D 09-01-300-008-0021

97	AMERICAN LAND HLDGS OF INDIANA, LLC	10722 N STATE ROUTE 61	LYNNVILLE	WARRICK	IN	47619-8238	CERTIFIED BY LEGAL PT N 1/2 SE NW S10 T4 R8 1.25 A

98	AMERICAN LAND HLDGS OF INDIANA, LLC	1633 TECUMSEH RD	LYNNVILLE	WARRICK	IN	47619-8244	CERTIFIED BY LEGAL PT E 1/2 NW. S14 T4 R8. 13.80

99	AMERICAN LAND HLDGS OF INDIANA, LLC	10122 STANLEY RD	ELBERFELD	WARRICK	IN	47613-9412	CERTIFIED BY LEGAL PT E 1/2 NE S20 T4 R9 .82 A

9

100	AMERICAN LAND HLDGS OF INDIANA, LLC	10166 STANLEY RD	ELBERFELD	WARRICK	IN	47613-9412	CERTIFIED BY LEGAL PT E 1/2 NE S20 T4 R9 37.638 A SPLIT FROM 030-2049-0740

101	AMERICAN LAND HLDGS OF INDIANA, LLC	10100 STANLEY RD	ELBERFELD	WARRICK	IN	47613-9412	CERTIFIED BY LEGAL PT E 1/2 NE S20 T4 R9 38.581 A

102	AMERICAN LAND HLDGS OF INDIANA, LLC	6099 TEPE RD	LYNNVILLE	WARRICK	IN	47619-8248	CERTIFIED BY LEGAL PARCEL 2 TEPE MINOR SUB 2.50 A

103	AMERICAN LAND HLDGS OF INDIANA, LLC	3271 E COUNTY ROAD 425 S	SULLIVAN	SULLIVAN	IN	47882-7734	CERTIFIED BY LEGAL 30-7-8 1.00 ACRE PT N 1/2 NW

104	AMERICAN LAND HLDGS OF INDIANA, LLC	5929 E COUNTY ROAD 700 S	CARLISLE	SULLIVAN	IN	47838-8150	CERTIFIED BY LEGAL PT SE SE SE 04-06-08 .450 ACRES

105	AMERICAN LAND HLDGS OF INDIANA, LLC	3763 E COUNTY ROAD 900 S	CARLISLE	SULLIVAN	IN	47838-8075	CERTIFIED BY LEGALS, SE SE 18-6-8 39.5AC

106	AMERICAN LAND HLDGS OF INDIANA, LLC	5167 E COUNTY ROAD 350 S	SULLIVAN	SULLIVAN	IN	47882-7729	CERTIFIED BY LAT & LONG PROVIDED BY THE CUSTOMER ( N39°01’58” W87°18’57”)

107	AMERICAN LAND HLDGS OF INDIANA, LLC	4428 S COUNTY ROAD 250 E	SULLIVAN	SULLIVAN	IN	47882	CERTIFIED BY LAT & LONG PROVIDED BY THE CUSTOMER - ( N39°01’04” W87°20’38” )

108	AMERICAN LAND HLDGS OF INDIANA, LLC	4997 E COUNTY ROAD 650 S	CARLISLE	SULLIVAN	IN	47838-8053	CERTIFIED BY LEGALS, 5-6-8 S END SE NE 19 ACRES

109	AMERICAN LAND HLDGS OF INDIANA, LLC	5294 E COUNTY ROAD 700 S	CARLISLE	SULLIVAN	IN	47838-8149	CERTIFIED BY LEGALS, NW COR E 1/2 NW 9-6-8 12.00 ACRES

110	AMERICAN LAND HLDGS OF INDIANA, LLC	4497 E COUNTY ROAD 800 S	CARLISLE	SULLIVAN	IN	47838-8012	CERTIFIED BY LEGALS, 82AC, 80AC, 13.33AC, 13AC, 40AC, 14.3AC OF WHICH IS

10

111	AMERICAN LAND HLDGS OF INDIANA, LLC	6487 S COUNTY ROAD 325 E	CARLISLE	SULLIVAN	IN	47838-8248	CERTIFIED BY LAT & LONG PROVIDED BY THE CUSTOMER - ( N38°59’13” W87°21’00” )

112	AMERICAN LAND HLDGS OF INDIANA, LLC	3441 E COUNTY ROAD 400 S	CARLISLE	SULLIVAN	IN	47838	CERTIFIED BY LAT & LONG PROVIDED BY THE CUSTOMER - ( N38°59’44.7” W87°20’41.4” )

11